                                                                   Exhibit 10.21

================================================================================

                                WARRANT AGREEMENT

                          Dated as of February 26, 1999

                                      Among

                                  ORIUS CORP.,

                               MERRILL LYNCH & CO.
                             MERRILL LYNCH, PIERCE,
                          FENNER & SMITH INCORPORATED,

                         PNC BANK, NATIONAL ASSOCIATION,

                          THE HOLDERS FROM TIME TO TIME
                                  PARTY HERETO

                                       and

                         PNC BANK, NATIONAL ASSOCIATION,

                                as Warrant Agent

                             ----------------------

                                     35,890
          Warrants to Purchase One Share of Common Stock of ORIUS CORP.

                           $0.0001 Par Value Per Share

================================================================================

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
                                    ARTICLE I

                     ISSUANCE, FORM, EXECUTION, DELIVERY AND
                      REGISTRATION OF WARRANT CERTIFICATES

   SECTION 1.01.  Issuance of Warrants......................................2
   SECTION 1.02.  Form of Warrant Certificates..............................2
   SECTION 1.03.  Execution of Warrant Certificates.........................2
   SECTION 1.04.  Authentication and Delivery...............................2
   SECTION 1.05.  Temporary Warrant Certificates............................3
   SECTION 1.06.  Registration..............................................4
   SECTION 1.07.  Registration of Transfers and Exchanges...................4
   SECTION 1.08.  Lost, Stolen, Destroyed, Defaced or Mutilated
                  Warrant Certificates......................................7
   SECTION 1.09.  Offices for Exercise, etc.................................8

                                   ARTICLE II

                DURATION, EXERCISE OF WARRANTS AND EXERCISE PRICE

   SECTION 2.01.  Duration of Warrants......................................8
   SECTION 2.02.  Exercise, Exercise Price, Settlement and Delivery.........9
   SECTION 2.03.  Cancellation of Warrant Certificates.....................12
   SECTION 2.04.  Notice of an Exercise Event..............................12

                                   ARTICLE III

                          OTHER PROVISIONS RELATING TO
                          RIGHTS OF HOLDERS OF WARRANTS

   SECTION 3.01.  Enforcement of Rights....................................12

                                   ARTICLE IV

                        CERTAIN COVENANTS OF THE COMPANY

   SECTION 4.01.  Payment of Taxes.........................................13
   SECTION 4.02.  Qualification Under the Securities Laws..................13
   SECTION 4.03.  Rules 144 and 144A.......................................14

                                                                          Page
                                                                          ----

                                    ARTICLE V

                                   ADJUSTMENTS

   SECTION 5.01.  Adjustment of Exercise Rate; Notices.....................14
   SECTION 5.02.  Fractional Shares........................................19
   SECTION 5.03.  Certain Distributions....................................19

                                   ARTICLE VI

                          CONCERNING THE WARRANT AGENT

   SECTION 6.01.  Warrant Agent............................................19
   SECTION 6.02.  Conditions of Warrant Agent's Obligations................20
   SECTION 6.03.  Resignation and Appointment of Successor.................23

                                   ARTICLE VII

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

   SECTION 7.01.  Good Standing of the Company.............................25
   SECTION 7.02.  Capitalization...........................................25
   SECTION 7.03.  Authorization of Agreement...............................25
   SECTION 7.04.  Authorization of the Registration Rights Agreement.......25
   SECTION 7.05.  Absence of Defaults and Conflicts........................25
   SECTION 7.06.  Absence of Further Requirements..........................26
   SECTION 7.07.  Reservation of Shares....................................26
   SECTION 7.08.  Common Stock.............................................26

                                  ARTICLE VIII

         ACKNOWLEDGMENTS, REPRESENTATIONS AND WARRANTIES OF THE HOLDERS

   SECTION 8.01.  Acknowledgments by Lenders...............................27
   SECTION 8.02.  Representations and Warranties of the Holders............27

                                   ARTICLE IX

                                  MISCELLANEOUS

   SECTION 9.01.  Amendment................................................28
   SECTION 9.02.  Notices and Demands to the Company and Warrant Agent.....29
   SECTION 9.03.  Addresses for Notices to Parties and for Transmission
                  of Documents.............................................29
   SECTION 9.04.  Notices to Holders.......................................30
   SECTION 9.05.  APPLICABLE LAW...........................................30

   SECTION 9.06.  Persons Having Rights Under Agreement....................30
   SECTION 9.07. Headings  31
   SECTION 9.08.  Counterparts.............................................31
   SECTION 9.09.  Inspection of Agreement..................................31

EXHIBIT A - Form of Warrant Certificate
EXHIBIT B - Certificate To Be Delivered Upon Exchange or
                   Registration of Transfer of Warrants
EXHIBIT C - Transferee Letter of Representation

                             INDEX OF DEFINED TERMS

Defined Term                                                                                     Section
------------                                                                                     -------
Agreement...............................................................................         Recitals
Business Day............................................................................         2.01
Capital Stock...........................................................................         5.01(n)
Cashless Exercise.......................................................................         2.02(c)
Cashless Exercise Ratio.................................................................         2.02(c)
Change of Control.......................................................................         2.02(a)
Common Stock............................................................................         Recitals
Company.................................................................................         Recitals
Credit Agreement........................................................................         Recitals
Current Market Value....................................................................         5.01(n)
Distribution............................................................................         5.03
Distribution Rights.....................................................................         5.03
Election To Exercise....................................................................         2.02(b)
Exchange Act............................................................................         5.01(n)
Exercisability Date.....................................................................         2.02(a)
Exercise Date...........................................................................         2.02(d)
Exercise Event..........................................................................         2.02(a)
Exercise Price..........................................................................         2.02(a)
Exercise Price Per Share................................................................         2.02(c)
Exercise Rate...........................................................................         2.02(a)
Expiration Date.........................................................................         2.01
Group of Persons........................................................................         2.02(a)
Independent Financial Expert............................................................         5.01(n)
Holders.................................................................................         Recitals
Person..................................................................................         2.02(a)
Plan of Liquidation.....................................................................         2.02(a)
Prospectus..............................................................................         4.02
Public Equity Offering..................................................................         2.02(a)
Registrar...............................................................................         1.06
Related Parties.........................................................................         6.02(e)
Resale Restriction Termination Date.....................................................         1.07
Registration Rights Agreement...........................................................         7.04
Rule 144A...............................................................................         1.07
Securities Act..........................................................................         1.07
Time of Determination...................................................................         5.01(n)
Voting Stock............................................................................         2.02(a)
Warrant Agent...........................................................................         Recitals
Warrant Agent Office....................................................................         1.09
Warrant Certificates....................................................................         Recitals
Warrant Exercise Office.................................................................         2.02(b)
Warrant Register........................................................................         1.06

                                                                                                 Section
                                                                                                 -------


Warrant Shares..........................................................................         1.01
Warrants................................................................................         Recitals

                                WARRANT AGREEMENT

                  THIS WARRANT AGREEMENT (this "AGREEMENT"), is made and entered into as of February 26, 1999 among ORIUS CORP., a Delaware corporation (together with any successor thereto, the "COMPANY"), the Holders (as defined herein) and PNC Bank, National Association, not in its individual capacity but solely as warrant agent (together with any successor Warrant Agent, the "WARRANT AGENT").

                  WHEREAS, the Company, as guarantor, NATG Holdings, LLC, a Delaware limited liability company and a subsidiary of the Company, as borrower, and the other guarantors party thereto have entered into credit facilities dated February 26, 1999 (the "CREDIT AGREEMENT"; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arranger and syndication agent and PNC Bank, National Association, as joint lead arranger and administrative agent (together, the "AGENTS"), Merrill Lynch Capital Corporation and PNC Bank, National Association and the other lenders named therein (the "LENDERS") in which the Lenders have agreed to commit up to $145.0 million in borrowings, including up to $15.0 million in Tranche C Term Loans;

                  WHEREAS, the Company has agreed, in consideration for the services of the Agents in structuring, arranging and syndicating the Credit Facilities, and in consideration (in addition to that set forth under the Credit Agreement) for the commitments of certain of the Lenders and their agreement to provide extensions of credit under the Term Loan C Commitments thereunder, to issue to the persons (which include such Agents and Lenders) listed on the signature page hereof (the "HOLDERS"), to issue to the Holders, 35,890 Warrants (the "WARRANTS" and the certificates evidencing the Warrants being hereinafter referred to as "WARRANT CERTIFICATES"), each representing the right to purchase initially one share of Common Stock, $0.0001 par value per share, of the Company (the "COMMON STOCK"), subject to adjustment in accordance with the terms hereof;

                  WHEREAS, the Holders will have the registration rights with respect to the Warrants and the Warrant Shares (as defined) as set forth in the Registration Rights Agreement (as defined); and

                  WHEREAS, the Company desires the Warrant Agent as warrant agent to assist the Company in connection with the issuance, exchange, cancellation, replacement and exercise of the Warrants, and in this Agreement wishes to set forth, among other things, the terms and conditions on which the Warrants may be issued, exchanged, cancelled, replaced and exercised;

                  NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                     ISSUANCE, FORM, EXECUTION, DELIVERY AND
                      REGISTRATION OF WARRANT CERTIFICATES

                  SECTION 1.01. ISSUANCE OF WARRANTS.

                  Each Warrant Certificate shall evidence the number of Warrants specified therein, and each Warrant evidenced thereby shall represent the right, subject to the provisions contained herein and therein, to purchase from the Company (and the Company shall issue and sell to such holder of the Warrant) one
(1) fully paid and non-assessable share of Common Stock (the shares purchasable upon exercise of a Warrant being hereinafter referred to as the "WARRANT SHARES" and, where appropriate, such term shall also mean the other securities or property purchasable and deliverable upon exercise of a Warrant as provided in
Article V) at the price specified herein and therein, in each case subject to adjustment as provided herein and therein.

                  SECTION 1.02. FORM OF WARRANT CERTIFICATES. The Warrant Certificates shall be substantially in the form of EXHIBIT A hereto.

                  SECTION 1.03. EXECUTION OF WARRANT CERTIFICATES. The Warrant Certificates shall be executed on behalf of the Company by the chairman of its Board of Directors, its president or any vice president and attested by its secretary or assistant secretary, under its corporate seal. Such signatures may be the manual or facsimile signatures of the present or any future such officers. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Warrant Certificate that has been duly countersigned and delivered by the Warrant Agent.

                  In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificate so signed shall be countersigned and delivered by the Warrant Agent or disposed of by the Company, such Warrant Certificate nevertheless may be countersigned and delivered or disposed of as though the person who signed such Warrant Certificate had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Warrant Certificate, shall be the proper officers of the Company, although at the date of the execution and delivery of this Agreement any such person was not such an officer.

                  SECTION 1.04. AUTHENTICATION AND DELIVERY. Subject to the immediately following paragraph, Warrant Certificates shall be authenticated by manual signature and dated the date of authentication by the Warrant Agent and shall not be valid for any purpose unless so authenticated and dated. The Warrant Certificates shall be numbered and shall be registered in the Warrant Register (as defined in Section 1.06 hereof).

                  Upon the receipt by the Warrant Agent of a written order of the Company, which order shall be signed by the chairman of its Board of Directors, its president or any vice president and attested by its secretary or assistant secretary, and shall specify the amount of Warrants to be authenticated, the date of such Warrants and such other information as the Warrant Agent may reasonably request, without any further action by the Company, the Warrant Agent is authorized, upon receipt from the Company at any time and from time to time of the Warrant Certificates, duly executed as provided in Section 1.03 hereof, to authenticate the Warrant Certificates and deliver them. Such authentication shall be by a duly authorized signatory of the Warrant Agent (although it shall not be necessary for the same signatory to sign all Warrant Certificates).

                  In case any authorized signatory of the Warrant Agent who shall have authenticated any of the Warrant Certificates shall cease to be such authorized signatory before the Warrant Certificate shall be disposed of by the Company, such Warrant Certificate nevertheless may be delivered or disposed of as though the person who authenticated such Warrant Certificate had not ceased to be such authorized signatory of the Warrant Agent; and any Warrant Certificate may be authenticated on behalf of the Warrant Agent by such persons as, at the actual time of authentication of such Warrant Certificates, shall be the duly authorized signatories of the Warrant Agent, although at the time of the execution and delivery of this Agreement any such person is not such an authorized signatory.

                  The Warrant Agent's authentication on all Warrant Certificates shall be substantially in the form of EXHIBIT A hereto.

                  SECTION 1.05. TEMPORARY WARRANT CERTIFICATES. Pending the preparation of definitive Warrant Certificates, the Company may execute, and the Warrant Agent shall authenticate and deliver, temporary Warrant Certificates, which are printed, lithographed, typewritten or otherwise produced, substantially of the tenor of the definitive Warrant Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Warrant Certificates may determine, as evidenced by their execution of such Warrant Certificates.

                  If temporary Warrant Certificates are issued, the Company will cause definitive Warrant Certificates to be prepared without unreasonable delay. After the preparation of definitive Warrant Certificates, the temporary Warrant Certificates shall be exchangeable for definitive Warrant Certificates upon surrender of the temporary Warrant Certificates at any office or agency maintained by the Company for that purpose pursuant to Section 1.09 hereof. Subject to the provisions of Section 4.01 hereof, such exchange shall be without charge to the holder. Upon surrender for cancellation of any one or more temporary Warrant Certificates, the Company shall execute, and the Warrant Agent shall authenticate and deliver in exchange therefor, one or more definitive Warrant Certificates representing in the aggregate a like number of Warrants. Until so exchanged, the holder of a temporary Warrant Certificate shall in all respects be entitled to the same benefits under this Agreement as a holder of a definitive Warrant Certificate.

                  SECTION 1.06. REGISTRATION. The Company will keep, at the office or agency maintained by the Company for such purpose, a register or registers in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of, and registration of transfer and exchange of, Warrants as provided in this Article. Each person designated by the

Company from time to time as a person authorized to register the transfer and exchange of the Warrants is hereinafter called, individually and collectively, the "REGISTRAR". The Company hereby initially appoints the Warrant Agent as Registrar. Upon written notice to the Warrant Agent and any acting Registrar, the Company may appoint a successor Registrar for such purposes.

                  The Company will at all times designate one person (who may be the Company and who need not be a Registrar) to act as repository of a master list of names and addresses of the holders of Warrants (the "WARRANT REGISTER"). The Warrant Agent will act as such repository unless and until some other person is, by written notice from the Company to the Warrant Agent and the Registrar, designated by the Company to act as such. The Company shall cause each Registrar to furnish to such repository, on a current basis, such information as to all registrations of transfer and exchanges effected by such Registrar, as may be necessary to enable such repository to maintain the Warrant Register on as current a basis as is practicable.

                  SECTION 1.07.  REGISTRATION OF TRANSFERS AND EXCHANGES.

                  (a) TRANSFER AND EXCHANGE OF WARRANTS. When Warrants are presented to the Warrant Agent with a request:

            (i)   to register the transfer of the Warrants; or

           (ii) to exchange such definitive Warrants for an equal number of Warrants of other authorized denominations,

the Warrant Agent shall register the transfer or make the exchange as requested if the requirements under this Warrant Agreement as set forth in this Section
1.07 for such transactions are met; PROVIDED, HOWEVER, that the Warrants presented or surrendered for registration of transfer or exchange:

         (x) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Company and the Warrant Agent, duly executed by the holder thereof or by his or her attorney, duly authorized in writing; and

         (y) in the case of Warrants the offer and sale of which have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT") that are presented for transfer or exchange prior to (x) the date that is two years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Warrant (or any predecessor thereto) and (y) such later date, if any, as may be required by any subsequent change in applicable law (the "RESALE RESTRICTION TERMINATION DATE"), such Warrants shall be accompanied, in the sole discretion of the Company, by the following additional information and documents, as applicable, it being understood, however, that the Warrant Agent need not determine which clause (A) through
                  (D) below is applicable:

                  (A) if such Warrant is being delivered to the Warrant Agent by a holder for registration in the name of such holder, without transfer, a certification from such holder to that effect (in substantially the form of EXHIBIT B hereto); or

                  (B) if such Warrant is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act ("RULE 144A")) in accordance with Rule 144A or pursuant to an exemption from registration in accordance with Rule 144 or Regulation S under the Securities Act or pursuant to an effective registration statement under the Securities Act, a certification to that effect (in substantially the form of EXHIBIT B hereto); or

                  (C) if such Warrant is being transferred to an institutional "accredited investor" within the meaning of subparagraphs (a)(1), (a)(2), (a)(3) or
                           (a)(7) of Rule 501 under the Securities Act, delivery of a Certificate of Transfer in the form of EXHIBIT C hereto and an opinion of counsel and/or other information reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act; or

                  (D) if such Warrant is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect from the transferee or transferor (in substantially the form of EXHIBIT B hereto) and an opinion of counsel from the transferee or transferor reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act.

                  (b)  LEGENDS.

            (i) Except as permitted by the following paragraph (ii), each Warrant Certificate evidencing the Warrants (and all Warrants issued in exchange therefor or substitution thereof) shall bear a legend substantially to the following effect:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.


         THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR SECURITY) ONLY (A) TO THE COMPANY,

         (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPHS
         (a)(1), (a)(2), (a)(3) OR (a)(7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR", FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT IN ITS SOLE DISCRETION PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF A WRITTEN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY, AND IN EACH OF THE FOREGOING CASES, THE DELIVERY OF A COMPLETED CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY BY THE TRANSFEROR TO THE COMPANY AND THE WARRANT AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                           (ii) Upon any sale or transfer of a Warrant pursuant to Rule 144 under the Securities Act in accordance with Section 1.07 hereof or under an effective registration statement under the Securities Act, the Warrant Agent shall permit the holder thereof to exchange such Warrant for a definitive Warrant that does not bear the legends set forth above and rescind any related restriction on the transfer of such Warrant.

                  (c) OBLIGATIONS WITH RESPECT TO TRANSFERS AND EXCHANGES OF WARRANTS.

            (i) To permit registrations of transfers and exchanges, the Company shall execute, at the Warrant Agent's request, and the Warrant Agent shall authenticate Warrants.

           (ii) All Warrants issued upon any registration, transfer or exchange of Warrants shall be the valid obligations of the Company, entitled to the same benefits under this Warrant Agreement as the Warrants surrendered upon the registration of transfer or exchange.

          (iii) Prior to due presentment for registration of transfer of any Warrant, the Warrant Agent and the Company may deem and treat the person in whose name any Warrant is registered as the absolute owner of such Warrant, and neither the Warrant Agent nor the Company shall be affected by notice to the contrary.

                  (d) PAYMENT OF TAXES. The Company will pay all documentary stamp taxes attributable to the initial issuance of the Warrant Shares upon the exercise of Warrants; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for the Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                  SECTION 1.08. LOST, STOLEN, DESTROYED, DEFACED OR MUTILATED WARRANT CERTIFICATES. Upon receipt by the Company and the Warrant Agent (or any agent of the Company or the Warrant Agent, if requested by the Company) of evidence satisfactory to them of the loss, theft, destruction, defacement, or mutilation of any Warrant Certificate and of indemnity satisfactory to them and, in the case of mutilation or defacement, upon surrender thereof to the Warrant Agent for cancellation, then, in the absence of notice to the Company or the Warrant Agent that such Warrant Certificate has been acquired by a BONA FIDE purchaser or holder in due course, the Company shall execute, and an authorized signatory of the Warrant Agent shall manually authenticate and deliver, in exchange for or in lieu of the lost, stolen, destroyed, defaced or mutilated Warrant Certificate, a new Warrant Certificate representing a like number of Warrants, bearing a number or other distinguishing symbol not contemporaneously outstanding. Upon the issuance of any new Warrant Certificate under this Section 1.08, the Company may require the payment from the holder of such Warrant Certificate of a sum sufficient to cover any tax, stamp tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Warrant Agent and the Registrar) in connection therewith. Every substitute Warrant Certificate executed and delivered pursuant to this Section in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute an additional contractual obligation of the Company, whether or not the lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of (but shall be subject to all the limitations of rights set forth in) this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this
Section 1.08 are exclusive with respect to the replacement of lost, stolen, destroyed, defaced or mutilated Warrant Certificates and shall preclude (to the extent lawful) any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of lost, stolen, destroyed, defaced or mutilated Warrant Certificates.

                  The Warrant Agent is hereby authorized to authenticate in accordance with the provisions of this Agreement, and deliver the new Warrant Certificates required pursuant to the provisions of this Section.

                  SECTION 1.09. OFFICES FOR EXERCISE, ETC. So long as any of the Warrants remain outstanding, the Company will designate and maintain in the City of Pittsburgh: (a) an office or agency where the Warrant Certificates may be presented for exercise, (b) an office or agency where the Warrant Certificates may be presented for registration of transfer and for exchange (including the exchange of temporary Warrant Certificates for definitive Warrant Certificates pursuant to Section 1.05 hereof), and (c) an office or agency where notices and demands to or upon the Company in respect of the Warrants or of this Agreement may be served. The Company may from time to time change or rescind such designation, as it may deem desirable or expedient; PROVIDED, however, that an office or agency shall at all times be maintained in the The City of Pittsburgh, as provided in the first sentence of this Section. In addition to such office or offices or agency or agencies, the Company may from time to time designate and maintain one or more additional offices or agencies within or outside The City of Pittsburgh, where Warrant Certificates may be presented for exercise or for registration of transfer or for exchange, and the Company may from time to time change or rescind such designation, as it may deem desirable or expedient. The Company will give to the Warrant Agent written notice of the location of any such office or agency and of any change of location thereof. The Company hereby designates the Warrant Agent at its principal corporate trust office in The City of Pittsburgh (the "WARRANT AGENT OFFICE"), as the initial agency maintained for each such purpose. In case the Company shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notice may be served at the Warrant Agent Office, and the Company appoints the Warrant Agent as its agent to receive all such presentations, surrenders, notices and demands.

                                   ARTICLE II

                DURATION, EXERCISE OF WARRANTS AND EXERCISE PRICE

                  SECTION 2.01. DURATION OF WARRANTS. Subject to the terms and conditions established herein, the Warrants shall expire at 5:00 p.m., New York City time, on March 31, 2009 (the "EXPIRATION DATE"). Each Warrant may be exercised on any Business Day (as defined below) on or after the Exercisability Date (as defined below) and on or prior to the close of business on the Expiration Date.

                  Any Warrant not exercised before the close of business on the Expiration Date shall become void, and all rights of the holder under the Warrant Certificate evidencing such Warrant and under this Agreement shall cease.

                  "BUSINESS DAY" shall mean any day on which (i) banks in New York City, (ii) the principal national securities exchange or market, if any, on which the Common Stock is listed or admitted to trading and (iii) the principal national securities exchange or market, if any, on which the Warrants are listed or admitted to trading are open for business.

                  SECTION 2.02. EXERCISE, EXERCISE PRICE, SETTLEMENT AND DELIVERY. (a) Subject to the provisions of this Agreement, a holder of Warrants shall have the right to purchase from the Company on or after the occurrence of an Exercise Event (the date of the occurrence of an Exercise Event, the "EXERCISABILITY DATE") and on or prior to the close of business on the Expiration Date one (1) fully paid, registered and non-assessable Warrant Share, subject to adjustment in accordance with Article V hereof, at the purchase price of $0.01 for each Warrant exercised (the "EXERCISE PRICE"). The number and kind of Warrant Shares for which a Warrant may be exercised (the "EXERCISE RATE") shall be subject to adjustment from time to time as set forth in Article V hereof.

                  "CHANGE OF CONTROL" means the occurrence of one or more of the following events (whether or not approved by the Board of Directors of the Company):

                  (i) the Company consolidates with or merges with or into another Person or the Company or any of its subsidiaries, directly or indirectly, sells, assigns, conveys, transfers, leases or otherwise disposes of, in one transaction or a series of related transactions, all or substantially all of the property or assets of the Company and its subsidiaries (determined on a consolidated basis) to any Person or group of related Persons for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable (a "GROUP OF PERSONS") (other than the Company or one or more wholly owned subsidiaries of the company), or any Person consolidates with, or merges with or into, the Company, (other than a wholly owned subsidiary of the Company); or

                  (ii) the approval by the holders of Capital Stock of the Company of any Plan of Liquidation; or

                  (iii) any Change of Control (as defined in the Credit Agreement as in effect on the date hereof) shall occur.

                  "EXERCISE EVENT" means, with respect to each Warrant, the date of the earliest of: (1) the seventh day prior to the occurrence of a Change of Control, (2) the consummation of a Public Equity Offering (excluding the exercise of any over-allotment option) and (3) 180 days prior to March 31, 2004.

                  "PERSON" means an individual, partnership, corporation, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof.

                  "PLAN OF LIQUIDATION" means, with respect to any Person, a plan (including by operation of law) that provides for, contemplates or the effectuation of which is preceded or accompanied by (whether or not substantially contemporaneously) (i) the sale, lease, conveyance or other disposition of all or substantially all of the assets of such Person otherwise than as an entirety or substantially as an entirety and (ii) the distribution of all or substantially all of the proceeds of such sale, lease, conveyance or other disposition and all or substantially all of the remaining assets of such Person to holders of Capital Stock of such Person.

                  "PUBLIC EQUITY OFFERING" means a primary public offering (whether or not underwritten, but excluding any offering pursuant to Form S-4 or S-8 under the Securities Act) of capital stock of the Company pursuant to an effective registration statement under the Securities Act, in which the aggregate net proceeds to the Company equal at least $5,000,000.

                  "VOTING STOCK" means, with respect to any Person, securities of any class or classes of Capital Stock of such Person entitling the holders thereof (whether at all times or only so long as no senior class of stock has voting power by reason of any contingency) to vote in the election of members of the Board of Directors of such Person.

                  (b) Warrants may be exercised on or after the Exercisability Date by (i) surrendering at any office or agency maintained for that purpose by the Company pursuant to Section 1.09 (each a "WARRANT EXERCISE OFFICE") the Warrant Certificate evidencing such Warrants with the form of election to purchase Warrant Shares set forth on the reverse side of the Warrant Certificate (the "ELECTION TO EXERCISE") duly completed and signed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney, and in the case of a transfer, such signature shall be guaranteed by an Eligible Guarantor Institution, and (ii) paying in full the Exercise Price for each such Warrant exercised and any other amounts required to be paid pursuant to Section 1.07 hereof. Each Warrant may be exercised only in whole.

                  (c) Simultaneously with the exercise of each Warrant, payment in full of the Exercise Price shall be made in cash or by certified or official bank check to be delivered to the office or agency where the Warrant Certificate is being surrendered. Notwithstanding the foregoing sentence, a Warrant may also be exercised solely by the surrender of the Warrant, and without the payment of the Exercise Price in cash, for such number of Warrant Shares equal to the product of (1) the number of Warrant Shares for which such Warrant is exercisable with payment of the Exercise Price as of the date of exercise and
(2) the Cashless Exercise Ratio. For purposes of this Agreement, the "CASHLESS EXERCISE RATIO" shall equal a fraction, the numerator of which is the excess of the Current Market Value of the Common Stock on the date of exercise (calculated as set forth in Section 5.01(n) hereof) over the Exercise Price Per Share as of the date of exercise and the denominator of which is the Current Market Value of the Common Stock on the date of exercise (calculated as set forth in Section 5.01(n) hereof). An exercise of a Warrant in accordance with the immediately preceding sentences is herein called a "CASHLESS EXERCISE". Upon surrender of a Warrant Certificate representing more than one Warrant in connection with the holder's option to elect a Cashless Exercise, the number of Warrant Shares deliverable upon a Cashless Exercise shall be equal to the number of Warrants that the holder specifies is to be exercised pursuant to a Cashless Exercise multiplied by the Cashless Exercise Ratio. All provisions of this Agreement shall be applicable with respect to an exercise of a Warrant Certificate pursuant to a Cashless Exercise for less than the full number of Warrants represented thereby.

                  "EXERCISE PRICE PER SHARE" means the Exercise Price divided by the number of Warrant Shares for which a Warrant is then exercisable (without giving effect to the Cashless Exercise option). No payment or adjustment shall be made on account of any dividends on the Warrant Shares issued upon exercise of a Warrant. If, pursuant to the Securities Act, the Company is not able to effect the registration of the offer and sale of the Warrant Shares by the Company to the holders of the Warrants upon the exercise thereof as required by
Section 4.02 hereof, the holders of the Warrants agree to effect the exercise of the Warrants solely pursuant to the Cashless Exercise option to the extent that such Cashless Exercise is not adverse to the interests of the holders of the Warrants.

                  (d) Upon such surrender of a Warrant Certificate and payment and collection of the Exercise Price at any Warrant Exercise Office (other than any Warrant Exercise Office that also is an office of the Warrant Agent), such Warrant Certificate and payment shall be promptly delivered to the Warrant Agent. The "EXERCISE DATE" for a Warrant shall be the date when all of the items referred to in the first sentence of paragraphs (b) and (c) of this Section 2.02 are received by the Warrant Agent at or prior to 11:00 a.m., New York City time, on a Business Day, and the exercise of the Warrants will be effective as of such Exercise Date. If any items referred to in the first sentence of paragraphs (b) and (c) are received after 11:00 a.m., New York City time, on a Business Day, the exercise of the Warrants to which such item relates will be effective on the next succeeding Business Day. Notwithstanding the foregoing, in the case of an exercise of Warrants on the Expiration Date (as defined in Section 2.01), if all of the items referred to in the first sentence of paragraphs (b) and (c) are received by the Warrant Agent at or prior to 5:00 p.m., New York City time, on such Expiration Date, the exercise of the Warrants to which such items relate will be effective on the Expiration Date.

                  (e) Upon the exercise of a Warrant in accordance with the terms hereof, the receipt of a Warrant Certificate and payment of the Exercise Price (or election of the Cashless Exercise option), the Warrant Agent shall:
(i) except to the extent exercise of the Warrant has been effected through Cashless Exercise, cause an amount equal to the Exercise Price to be paid to the Company by crediting the same to the account designated by the Company in writing to the Warrant Agent for that purpose; (ii) advise the Company immediately by telephone of the amount so deposited to the Company's account and promptly confirm such telephonic advice in writing; and (iii) as soon as practicable, advise the Company in writing of the number of Warrants exercised in accordance with the terms and conditions of this Agreement and the Warrant Certificates, the instructions of each exercising holder of the Warrant Certificates with respect to delivery of the Warrant Shares to which such holder is entitled upon such exercise, and such other information as the Company shall reasonably request.

                  (f) Subject to Section 5.02 hereof, as soon as practicable after the exercise of any Warrant or Warrants in accordance with the terms hereof, the Company shall issue or cause to be issued to or upon the written order of the registered holder of the Warrant Certificate evidencing such exercised Warrant or Warrants, a certificate or certificates evidencing the Warrant Shares to which such holder is entitled, in fully registered form, registered in such name or names as may be directed by such holder pursuant to the Election to Exercise, as set forth on the reverse of the Warrant Certificate. Such certificate or certificates evidencing the Warrant Shares shall be deemed to have been issued and any persons who are designated to be named therein shall be deemed to have become the holder of record of such Warrant Shares as of the close of business on the Exercise Date. After such exercise of any Warrant or Warrants, the Company shall also issue or cause to be issued to or upon the written order of the registered holder of such Warrant Certificate, a new Warrant Certificate, countersigned by the Warrant Agent pursuant to written instruction, evidencing the number of Warrants, if any, remaining unexercised unless such Warrants shall have expired.

                  SECTION 2.03. CANCELLATION OF WARRANT CERTIFICATES. In the event the Company shall purchase or otherwise acquire Warrants, the Warrant Certificates evidencing such Warrants may thereupon be delivered to the Warrant Agent, and if so delivered, shall at the Company's written instruction be canceled by it and retired. The Warrant Agent shall cancel all Warrant Certificates properly surrendered for exchange, substitution, transfer or exercise. The Warrant Agent shall deliver such canceled Warrant Certificates to the Company.

                  SECTION 2.04. NOTICE OF AN EXERCISE EVENT. The Company shall, to the extent reasonably practicable, not fewer than 30 days nor more than 60 days prior to the occurrence of an Exercise Event, send to each holder of Warrants and to each beneficial owner of the Warrants to the extent that the Warrants are held of record by a depositary or other agent, by first-class mail, at the addresses appearing on the Warrant Register, a notice of the Exercise Event to occur, which notice shall describe the type of Exercise Event and the date of the proposed occurrence thereof and the date of expiration of the right to exercise the Warrants prominently set forth in the face of such notice.


                                   ARTICLE III

                          OTHER PROVISIONS RELATING TO
                          RIGHTS OF HOLDERS OF WARRANTS

                  SECTION 3.01. ENFORCEMENT OF RIGHTS. (a) Notwithstanding any of the provisions of this Agreement, any holder of any Warrant Certificate, without the consent of the Warrant Agent, the holder of any Warrant Shares or the holder of any other Warrant Certificate, may, in and for his own behalf, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, his right to exercise the Warrant or Warrants evidenced by his Warrant Certificate in the manner provided in such Warrant Certificate and in this Agreement.

                  (b) Neither the Warrants nor any Warrant Certificate shall entitle the holders thereof to any of the rights of a holder of Warrant Shares, including, without limitation, the right to vote or to receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.

                                   ARTICLE IV

                        CERTAIN COVENANTS OF THE COMPANY

                  SECTION 4.01. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrants and of the Warrant Shares upon the exercise of Warrants; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax or other governmental charge which may be payable in respect of any transfer or exchange of any Warrant Certificates or any certificates for Warrant Shares in a name other than the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant. In any such case, no transfer or exchange shall be made unless or until the person or persons requesting issuance thereof shall have paid to the Company the amount of such tax or other governmental charge or shall have established to the satisfaction of the Company that such tax or other governmental charge has been paid or an exemption is available therefrom.

                  SECTION 4.02. QUALIFICATION UNDER THE SECURITIES LAWS. Prior to the occurrence of an Exercise Event the Company will, if permitted by applicable law, take all such action as is necessary to allow the offer and sale by the Company of the Warrant Shares issuable upon exercise of the Warrants to be registered or otherwise qualified under the provisions of the Securities Act and pursuant to all applicable state securities laws and to provide for the issuance of all Warrant Shares delivered upon exercise of the Warrants pursuant to an effective registration statement under the Securities Act. So long as any unexpired Warrants which have become exercisable due to the occurrence of an Exercise Event remain outstanding, the Company will file such amendments and/or supplements to any registration statement under the Securities Act or under any state securities laws covering the issuance of such Warrant Shares and supplement and keep current any prospectus forming a part of such registration statement as may be necessary to permit the Company to deliver to each person exercising a Warrant a prospectus meeting the requirements of Section 10(a)(3) of the Securities Act (a "PROSPECTUS") and the regulations of the Securities and Exchange Commission and otherwise complying with the Securities Act and regulations thereunder, and as may be necessary to comply with any applicable state securities laws. The Company shall, upon the request of any holder of Warrants that may be required pursuant to the Securities Act to deliver a prospectus in connection with any sale or other disposition of Warrant Shares, include within the plan of distribution section of the Prospectus and in such other places in the Prospectus as may be necessary all information necessary under the Securities Act to enable such holder to deliver such Prospectus in connection with sales or other dispositions of such Warrant Shares, and the Company shall also take such action as may be necessary under the Securities Act with respect to the related registration statement to enable such holder to effect such delivery in connection with such sale or other disposition. The Company further agrees to provide any holder who may be required to deliver a prospectus upon the sale or other disposition of such Warrant Shares, such number of copies of the Prospectus as such holder reasonably requests.

                  SECTION 4.03. RULES 144 AND 144A. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time the

Company is not required to file such reports, it will, upon the request of any holder or beneficial owner of Warrants, make available such information necessary to permit sales pursuant to Rule 144A. The Company further covenants that it will take such further action as any holder or beneficial owner of Warrants may reasonably request, all to the extent required from time to time to enable such holder or beneficial owner to sell Warrants without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144(k) under the Securities Act and Rule 144A, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Securities and Exchange Commission (it being expressly understood that the foregoing shall not create any obligation on the part of the Company to file periodic or other reports under the Exchange Act at any time that it is not then required to file such reports pursuant to the Exchange Act).

                                    ARTICLE V

                                   ADJUSTMENTS

                  SECTION 5.01. ADJUSTMENT OF EXERCISE RATE; NOTICES. The Exercise Rate is subject to adjustment from time to time as provided in this Section.

                  (a) ADJUSTMENT FOR CHANGE IN CAPITAL STOCK. If, after the date hereof, the Company:

                     (i) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

                     (ii) subdivides its outstanding shares of Common Stock into a greater number of shares;

                     (iii) combines its outstanding shares of Common Stock into a smaller number of shares;

                     (iv) pays a dividend or makes a distribution on its Common Stock in shares of its Capital Stock (as defined below) (other than Common Stock or rights, warrants, or options for its Common Stock to the extent such issuance or distribution is covered by Section 5.03); or

                     (v) issues by reclassification of its Common Stock any shares of its Capital Stock (other than rights, warrants or options for its Common Stock);

then the Exercise Rate in effect immediately prior to such action shall be adjusted so that the holder of a Warrant thereafter exercised may receive the number of shares of Capital Stock of the Company which such holder would have owned immediately following such action if such holder had exercised the Warrant immediately prior to such action or immediately prior to the record date applicable thereto, if any (regardless of whether the Warrants are then exercisable and without giving effect to the Cashless Exercise option).

                  The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. In the event that such dividend or distribution is not so paid or made or such subdivision, combination or reclassification is not effected, the Exercise Rate shall again be adjusted to be the Exercise Rate which would then be in effect if such record date or effective date had not been so fixed.

                  If after an adjustment a holder of a Warrant upon exercise of such Warrant may receive shares of two or more classes of Capital Stock of the Company, the Exercise Rate shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to any such class of Capital Stock as is contemplated by this Article V with respect to the Common Stock, on terms comparable to those applicable to Common Stock in this Article V.

                  (b) ADJUSTMENT FOR SALE OF COMMON STOCK BELOW CURRENT MARKET VALUE. If, after the date hereof, the Company sells any Common Stock or any securities convertible into or exchangeable or exercisable for the Common Stock (other than (1) pursuant to the exercise of the Warrants, (2) the issuance of Common Stock pursuant to any convertible, exchangeable or exercisable securities of the Company as to which the issuance thereof has previously been the subject of any required adjustment pursuant to this Article V, (3) the issuance of Common Stock upon the conversion, exchange or exercise of convertible, exchangeable or exercisable securities of the Company outstanding on the date of this Agreement (to the extent in accordance with the terms of such securities as in effect on the date of this Agreement) or (4) any security issued pursuant to any stock plan for employees, officers, directors or consultants of the Company approved by the non-management members of the Board of Directors of the Company) at a price per share less than the Current Market Value, the Exercise Rate shall be adjusted in accordance with the formula:

                                                (O + N)
                           E' = E x ---------------------------------
                                            (O + (N x P/M))

where:

E'       =        the adjusted Exercise Rate;

E        =        the current Exercise Rate;

O        =        the number of shares of Common Stock outstanding on the date of sale of Common Stock at a price per share less than the Current Market Value to which this paragraph (b) applies;

N        =        the number of shares of Common Stock so sold or the maximum stated number of shares of Common Stock issuable upon the conversion, exchange, or exercise of any such convertible, exchangeable or exercisable securities, as the case may be;

P        =        the offering price per share pursuant to any such convertible, exchangeable or exercisable securities so sold or the sale price of the shares so sold, as the case may be; and

M        =        the Current Market Value as of the Time of Determination or
                  at the time of sale, as the case may be.

                  The Board of Directors of the Company shall reasonably and in good faith determine fair market values for the purposes of this paragraph (b), which determination shall be conclusive absent manifest error.

                  The adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, warrants or options to which this paragraph (b) applies or upon consummation of the sale of Common Stock, as the case may be. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Exercise Rate shall be readjusted to the Exercise Rate that would otherwise be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Exercise Rate shall again be adjusted to be the Exercise Rate which would then be in effect if such date fixed for determination of stockholders entitled to receive such rights or warrants had not been so fixed.

                  No adjustment shall be made under this paragraph (b) if the application of the formula stated above in this paragraph (b) would result in a value of E' that is lower than the value of E.

                  (c) NOTICE OF ADJUSTMENT. Whenever the Exercise Rate is adjusted, the Company shall promptly mail to holders of Warrants at the addresses appearing on the Warrant Register a notice of the adjustment. The Company shall file with the Warrant Agent and any other Registrar such notice and a certificate from the Company's independent public accountants briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence that the adjustment is correct. Neither the Warrant Agent nor any such Registrar shall be under any duty or responsibility with respect to any such certificate except to exhibit the same during normal business hours to any holder of Warrants desiring inspection thereof.

                  (d) REORGANIZATION OF COMPANY; SPECIAL DISTRIBUTIONS. If the Company, in a single transaction or through a series of related transactions, consolidates with or merges with or into any other person or transfers (by lease, assignment, sale or otherwise) all or substantially all of its properties and assets to another person or group of affiliated persons (other than a sale of all or substantially all of the assets of the Company in a transaction in which the holders of Common Stock immediately prior to such transaction do not receive securities, cash, or other assets of the Company or any other person) or is a party to a merger or binding share exchange which reclassifies or changes its outstanding Common Stock, the person obligated to deliver securities, cash or other assets upon exercise of Warrants shall enter into a supplemental warrant agreement. If the issuer of securities deliverable upon exercise of Warrants is an affiliate of the successor Company, that issuer shall join in the supplemental warrant agreement.

                  The supplemental warrant agreement shall provide that the holder of a Warrant may exercise it for the kind and amount of securities, cash or other assets which such holder would have received immediately after the consolidation, merger, binding share exchange or transfer if such holder had exercised the Warrant immediately before the effective date of the transaction (whether or not the Warrants were then exercisable and without giving effect to the Cashless Exercise option), assuming (to the extent applicable) that such holder (i) was not a constituent person or an affiliate of a constituent person to such transaction; (ii) made no election with respect thereto; and (iii) was treated alike with the plurality of non-electing holders. The supplemental warrant agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article
V. The successor Company shall mail to holders of Warrants at the addresses appearing on the Warrant Register a notice briefly describing the supplemental warrant agreement.

                  If this paragraph (d) applies paragraph (a) shall not apply.

                  (e) COMPANY DETERMINATION FINAL. Any determination that the Company or the Board of Directors of the Company must make pursuant to this
Article V shall be conclusive absent manifest error.

                  (f) WARRANT AGENT'S ADJUSTMENT DISCLAIMER. The Warrant Agent has no duty to determine when an adjustment under this Article V should be made, how it should be made or what it should be. The Warrant Agent has no duty to determine whether a supplemental warrant agreement under paragraph (e) need be entered into or whether any provisions of any supplemental warrant agreement are correct. The Warrant Agent shall not be accountable for and makes no representation as to the validity or value of any securities or assets issued upon exercise of Warrants. The Warrant Agent shall not be responsible for the Company's failure to comply with this Article V.

                  (g) ADJUSTMENT FOR TAX PURPOSES. The Company may make such increases in the Exercise Rate, in addition to those otherwise required by this Section, as it considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

                  (h) UNDERLYING WARRANT SHARES. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock or Common Stock held in the treasury of the Company, for the purpose of effecting the exercise of Warrants, the full number of Warrant Shares then deliverable upon the exercise of all Warrants then outstanding, and the shares so deliverable shall be fully paid and nonassessable and free from all liens and security interests.

                  (i) SPECIFICITY OF ADJUSTMENT. Irrespective of any adjustments in the number or kind of shares purchasable upon the exercise of the Warrants, Warrant Certificates theretofore or thereafter issued may continue to express the same number and kind of Warrant Shares per Warrant as are stated on the Warrant Certificates initially issuable pursuant to this Agreement.

                  (j) ADJUSTMENTS TO PAR VALUE. The Company shall make such adjustments to the par value of the Common Stock in order that, upon exercise of the Warrants, the Warrant Shares will be fully paid and non-assessable.

                  (k) VOLUNTARY ADJUSTMENT. The Company from time to time may increase the Exercise Rate by any number and for any period of time (PROVIDED, that such period is not less than 20 Business Days). Whenever the Exercise Rate is so increased, the Company shall mail to holders at the addresses appearing on the Warrant Register and file with the Warrant Agent a notice of the increase. The Company shall give the notice at least 15 days before the date the increased Exercise Rate takes effect. The notice shall state the increased Exercise Rate and the period it will be in effect. A voluntary increase in the Exercise Rate does not change or adjust the Exercise Rate otherwise in effect as determined by this Section 5.01.

                  (l) NO OTHER ADJUSTMENT FOR DIVIDENDS. Except as provided in this Article V, no payment or adjustment will be made for dividends on any Common Stock.

                  (m) MULTIPLE ADJUSTMENTS. After an adjustment to the Exercise Rate under this Article V, any subsequent event requiring an adjustment under this Article V shall cause an adjustment to the Exercise Rate as so adjusted.

                  (n)  DEFINITIONS.

                  "CAPITAL STOCK" means, with respect to any corporation, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests (however designated) in stock issued by that corporation.

                  "CURRENT MARKET VALUE" per share of Common Stock or of any other security at any date shall be (1) if the security is not registered under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), (i) the value of the security determined reasonably and in good faith by a majority of the non-management members of the Board of Directors of the Company and certified in a board resolution, or, if at the time there are not at least three non-management members of the Board of Directors, by a nationally recognized investment banking firm or appraisal firm which is not an affiliate of the Company ("INDEPENDENT FINANCIAL EXPERT"), or (2) if the security is registered under the Exchange Act, the average of the daily closing bid prices for each Business Day during the period commencing 15 Business Days before such date and ending on the date one day prior to such date or, if the security has been registered under the Exchange Act for less than 15 consecutive Business Days before such date, then the average of the daily closing bid prices for all of the Business Days before such date for which daily closing bid prices are available. If the closing bid is not determinable for at least 10 Business Days in such period, the Current Market Value of the security shall be determined as if the security were not registered under the Exchange Act.

                  "TIME OF DETERMINATION" means the time and date of the determination of stockholders entitled to receive rights, warrants, or options or a distribution, in each case, to which paragraph (b) applies.

                  SECTION 5.02. FRACTIONAL WARRANT SHARES. The Company will not be required to issue fractional Warrant Shares upon exercise of the Warrants or distribute Share certificates that evidence fractional Warrant Shares. In lieu of fractional Warrant Shares, there shall be paid to the registered holders of Warrant Certificates at the time Warrants evidenced thereby are exercised as herein provided an amount in cash equal to the same fraction of the Current Market Value, as defined in paragraph (n) of Section 5.01 of this Agreement, per Share on the Business Day preceding the date the Warrant Certificates evidencing such Warrants are surrendered for exercise. Such payments will be made by check or by transfer to an account maintained by such registered holder with a bank in The City of Pittsburgh. If any holder surrenders for exercise more than one Warrant Certificate, the number of Warrant Shares deliverable to such holder may, at the option of the Company, be computed on the basis of the aggregate amount of all the Warrants exercised by such holder.

                  SECTION 5.03. CERTAIN DISTRIBUTIONS. If at any time the Company grants, issues or sells options, convertible securities, or rights to purchase Capital Stock, warrants or other securities pro rata to the record holders of the Common Stock (the "DISTRIBUTION RIGHTS") or, without duplication, makes any dividend or otherwise makes any distribution ("DISTRIBUTION") on shares of Common Stock (whether in cash, property, evidences of indebtedness or otherwise), then the Company shall grant, issue, sell or make to each registered holder of Warrants the aggregate Distribution Rights or Distribution, as the case may be, which such holder would have acquired if such holder had held the maximum number of Warrant Shares acquirable upon complete exercise of such holder's Warrants (regardless of whether the Warrants are then exercisable and without giving effect to the Cashless Exercise option) immediately before the record date for the grant, issuance or sale of such Distribution Rights or Distribution, as the case may be, or, if there is no such record date, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Distribution Rights or Distribution, as the case may be.

                                   ARTICLE VI

                          CONCERNING THE WARRANT AGENT

                  SECTION 6.01. WARRANT AGENT. The Company hereby appoints PNC Bank, National Association as Warrant Agent of the Company in respect of the Warrants and the Warrant Certificates upon the terms and subject to the conditions herein and in the Warrant Certificates set forth; and PNC Bank, National Association hereby accepts such appointment. The Warrant Agent shall have the powers and authority specifically granted to and conferred upon it in the Warrant Certificates and hereby and such further powers and authority to act on behalf of the Company as the Company may hereafter grant to or confer upon it and it shall accept in writing. All of the terms and provisions with respect to such powers and authority contained in the Warrant Certificates are subject to and governed by the terms and provisions hereof.

                  SECTION 6.02. CONDITIONS OF WARRANT AGENT'S OBLIGATIONS. The Warrant Agent accepts its obligations herein set forth upon the terms and conditions hereof and in the Warrant Certificates, including the following, to all of which the Company agrees and to all of which the rights hereunder of the holders from time to time of the Warrant Certificates shall be subject:

                  (a) The Warrant Agent shall be entitled to compensation to be agreed upon with the Company in writing for all services rendered by it and the Company agrees promptly to pay such compensation and to reimburse the Warrant Agent for its out-of-pocket expenses (including fees and expenses of counsel) incurred without gross negligence or willful misconduct on its part in connection with the services rendered by it hereunder. The Company also agrees to indemnify the Warrant Agent and any predecessor Warrant Agent, their directors, officers, affiliates, agents and employees for, and to hold them and their directors, officers, affiliates, agents and employees harmless against, any loss, liability or expense of any nature whatsoever (including, without limitation, fees and expenses of counsel) incurred without gross negligence or willful misconduct on the part of the Warrant Agent, arising out of or in connection with its acting as such Warrant Agent hereunder and its exercise of its rights and performance of its obligations hereunder. The obligations of the Company under this Section 6.02 shall survive the exercise and the expiration of the Warrant Certificates and the resignation and removal of the Warrant Agent.

                  (b) In acting under this Agreement and in connection with the Warrant Certificates, the Warrant Agent is acting solely as agent of the Company and does not assume any obligation or relationship of agency or trust for or with any of the owners or holders of the Warrant Certificates.

                  (c) The Warrant Agent may consult with counsel of its selection and any advice or written opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion.

                  (d) The Warrant Agent shall be fully protected and shall incur no liability for or in respect of any action taken or omitted to be taken or thing suffered by it in reliance upon any Warrant Certificate, notice, direction, consent, certificate, affidavit, opinion of counsel, instruction, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

                  (e) The Warrant Agent, and its officers, directors, affiliates and employees ("RELATED Parties"), may become the owners of, or acquire any interest in, Warrant Certificates, shares or other obligations of the Company with the same rights that it or they would have it if were not the Warrant Agent hereunder and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Company and may act on, or as depositary, trustee or agent for, any committee or body of holders of shares or other obligations of the Company as freely as if it were not the Warrant Agent hereunder. Nothing in this Agreement shall be deemed to prevent the Warrant Agent or such Related Parties from acting in any other capacity for the Company.

                  (f) The Warrant Agent shall not be under any liability for interest on, and shall not be required to invest, any monies at any time received by it pursuant to any of the provisions of this Agreement or of the Warrant Certificates.

                  (g) The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement (or any term or provision hereof) or the execution and delivery hereof (except the due execution and delivery hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant Certificate (except its authentication thereof).

                  (h) The recitals and other statements contained herein and in the Warrant Certificates (except as to the Warrant Agent's authentication thereon) shall be taken as the statements of the Company and the Warrant Agent assumes no responsibility for the correctness of the same. The Warrant Agent does not make any representation as to the validity or sufficiency of this Agreement or the Warrant Certificates, except for its due execution and delivery of this Agreement; PROVIDED, HOWEVER, that the Warrant Agent shall not be relieved of its duty to authenticate the Warrant Certificates as authorized by this Agreement. The Warrant Agent shall not be accountable for the use or application by the Company of the proceeds of the exercise of any Warrant.

                  (i) Before the Warrant Agent acts or refrains from acting with respect to any matter contemplated by this Warrant Agreement, it may require:

                    (1) an Officers' Certificate (as defined in the Indenture) stating on behalf of the Company that, in the opinion of the signers, all conditions precedent, if any, provided for in this Warrant Agreement relating to the proposed action have been complied with; and

                    (2) if reasonably necessary in the sole judgment of the Warrant Agent, an opinion of counsel for the Company stating that, in the opinion of such counsel, all such conditions precedent have been complied with provided that such matter is one customarily opined on by counsel.

                  Each Officers' Certificate or, if requested, an opinion of counsel with respect to compliance with a condition or covenant provided for in this Warrant Agreement shall include:

                  (1) a statement that the person making such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                  (j) The Warrant Agent shall be obligated to perform such duties as are herein and in the Warrant Certificates specifically set forth and no implied duties or obligations shall be read into this Agreement or the Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any of the Warrant Certificates authenticated by the Warrant Agent and delivered by it to the Company pursuant to this Agreement. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained in the Warrant Certificates or in the case of the receipt of any written demand from a holder of a Warrant Certificate with respect to such default, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or, except as provided in Section 7.02 hereof, to make any demand upon the Company.

                  (k) Unless otherwise specifically provided herein, any order, certificate, notice, request, direction or other communication from the Company made or given under any provision of this Agreement shall be sufficient if signed by its chairman of the Board of Directors, its president, its treasurer, its controller or any vice president or its secretary or any assistant secretary.

                  (l) The Warrant Agent shall have no responsibility in respect of any adjustment pursuant to Article V hereof.

                  (m) The Company agrees that it will perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such further and other acts, instruments and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing by the Warrant Agent of the provisions of this Agreement.

                  (n) The Warrant Agent is hereby authorized and directed to accept written instructions with respect to the performance of its duties hereunder from any one of the chairman of the Board of Directors, the president, the treasurer, the controller, any vice president or the secretary of the Company or any other officer or official of the Company reasonably believed to be authorized to give such instructions and to apply to such officers or officials for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions with respect to any matter arising in connection with the Warrant Agent's duties and obligations arising under this Agreement. Such application by the Warrant Agent for written instructions from the Company may, at the option of the Warrant Agent, set forth in writing any action proposed to be taken or omitted by the Warrant Agent with respect to its duties or obligations under this Agreement and the date on or after which such action shall be taken and the Warrant Agent shall not be liable for any action taken or omitted in accordance with a proposal included in any such application on or after the date specified therein (which date shall be not less than 10 Business Days after the Company receives such application unless the Company consents to a shorter period), provided that (i) such application includes a statement to the effect that it is being made pursuant to this paragraph (m) and that unless objected to prior to such date specified in the application, the Warrant Agent will not be liable for any such action or omission to the extent set forth in such paragraph (m) and (ii) prior to taking or omitting any such action, the Warrant Agent has not received written instructions objecting to such proposed action or omission.

                  (o) Whenever in the performance of its duties under this Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the

Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed on behalf of the Company by any one of the chairman of the Board of Directors, the president, the treasurer, the controller, any vice president or the secretary of the Company or any other officer or official of the Company reasonably believed to be authorized to give such instructions and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

                  (p) The Warrant Agent shall not be required to risk or expend its own funds in the performance of its obligations and duties hereunder.

                  SECTION 6.03.  RESIGNATION AND APPOINTMENT OF SUCCESSOR.

                  (a) The Company agrees, for the benefit of the holders from time to time of the Warrant Certificates, that there shall at all times be a Warrant Agent hereunder.

                  (b) The Warrant Agent may at any time resign as Warrant Agent by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective; PROVIDED, HOWEVER, that such date shall be at least 60 days after the date on which such notice is given unless the Company agrees to accept less notice. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Warrant Agent, qualified as provided in Section 6.03(d) hereof, by written instrument in duplicate signed on behalf of the Company, one copy of which shall be delivered to the resigning Warrant Agent and one copy to the successor Warrant Agent. As provided in Section 6.03(d) hereof, such resignation shall become effective upon the earlier of (x) the acceptance of the appointment by the successor Warrant Agent or (y) 60 days after receipt by the Company of notice of such resignation. The Company may, at any time and for any reason, and shall, upon any event set forth in the next succeeding sentence, remove the Warrant Agent and appoint a successor Warrant Agent by written instrument in duplicate, specifying such removal and the date on which it is intended to become effective, signed on behalf of the Company, one copy of which shall be delivered to the Warrant Agent being removed and one copy to the successor Warrant Agent. The Warrant Agent shall be removed as aforesaid if it shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Warrant Agent or of its property shall be appointed, or any public officer shall take charge or control of it or of its property or affairs for the purpose of rehabilitation, conservation or liquidation. Any removal of the Warrant Agent and any appointment of a successor Warrant Agent shall become effective upon acceptance of appointment by the successor Warrant Agent as provided in Section 6.03(d). As soon as practicable after appointment of the successor Warrant Agent, the Company shall cause written notice of the change in the Warrant Agent to be given to each of the registered holders of the Warrants in the manner provided for in Section 7.04 hereof.

                  (c) Upon resignation or removal of the Warrant Agent, if the Company shall fail to appoint a successor Warrant Agent within a period of 60 days after receipt of such notice of resignation or removal, then the holder of any Warrant Certificate or the retiring Warrant Agent may apply to a court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to the Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company.

                  (d) Any successor Warrant Agent, whether appointed by the Company or by a court, shall be a bank or trust company in good standing, incorporated under the laws of the United States of America or any State thereof and having, at the time of its appointment, a combined capital surplus of at least $50 million. Such successor Warrant Agent shall execute and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder and all the provisions of this Agreement, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Warrant Agent hereunder, and such predecessor shall thereupon become obligated to (i) transfer and deliver, and such successor Warrant Agent shall be entitled to receive, all securities, records or other property on deposit with or held by such predecessor as Warrant Agent hereunder and (ii) upon payment of the amounts then due it pursuant to Section 6.02(a) hereof, pay over, and such successor Warrant Agent shall be entitled to receive, all monies deposited with or held by any predecessor Warrant Agent hereunder.

                  (e) Any corporation or bank into which the Warrant Agent hereunder may be merged or converted, or any corporation or bank with which the Warrant Agent may be consolidated, or any corporation or bank resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any corporation or bank to which the Warrant Agent shall sell or otherwise transfer all or substantially all of its corporate trust business, shall be the successor to the Warrant Agent under this Agreement (provided that such corporation or bank shall be qualified as aforesaid) without the execution or filing of any document or any further act on the part of any of the parties hereto.

                  (f) No Warrant Agent under this Warrant Agreement shall be personally liable for any action or omission of any successor Warrant Agent.

                                   ARTICLE VII

           REPRESENTATIONS AND WARRANTIES AND COVENANTS OF THE COMPANY

                  The Company hereby represents and warrants and covenants to the Warrant Agent and the Holders that at the date hereof and at the date of each issuance of Warrant Shares:

                  SECTION 7.01. GOOD STANDING OF THE COMPANY. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to own, lease and operate its properties and to conduct its business and to enter into and perform its obligations hereunder; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing, individually or in the aggregate, would not result in a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise (a "MATERIAL ADVERSE EFFECT").

                  SECTION 7.02. CAPITALIZATION. The authorized, issued and outstanding Capital Stock of the Company is reflected accurately in SCHEDULE
7.02 hereto. All of the shares of issued and outstanding Capital Stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of Capital Stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company. The Warrant Shares represent not less than 1.75% of the Common Stock of the Company (on a fully diluted basis) on the date of issuance.

                  SECTION 7.03. AUTHORIZATION OF AGREEMENT. This Agreement has been duly authorized, executed and delivered by the Company and, when executed and delivered by the Holders, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                  SECTION 7.04. AUTHORIZATION OF THE REGISTRATION RIGHTS AGREEMENT. The Registration Rights Agreement dated as of the date hereof by and among the Company and the Holders (the "REGISTRATION RIGHTS Agreement") relating to the registration rights to the Holders with respect to the Warrants and the Warrant Shares has been duly authorized, executed and delivered by the Company and, when executed and delivered by the Holders, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                  SECTION 7.05. NO DEFAULTS OR CONFLICTS. The execution, delivery and performance of this Agreement and the Registration Rights Agreement and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated hereby or thereby and the consummation of the transactions contemplated herein or therein and compliance by the Company with its obligations hereunder and thereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or a violation of or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws, limited liability company agreement or limited partnership agreement, as the case may be, of the Company or any of its subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their respective assets or properties.

                  SECTION 7.06. ABSENCE OF FURTHER REQUIREMENTS. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required in connection with the offering, issuance or sale of the Warrants, for the performance by the Company of its obligations hereunder or under the Registration Rights Agreement or the consummation of the transactions contemplated hereby or thereby (except for any requirements imposed by federal or state securities laws) or for the due execution or delivery by the Company of this Agreement or the Registration Rights Agreement.

                  SECTION 7.07. RESERVATION OF WARRANT SHARES. The Company shall at all times reserve and keep available for issuance upon exercise of the Warrants such number of its duly authorized but unissued shares of Common Stock or other securities of the Company purchasable upon exercise of the Warrants as will be sufficient to permit the exercise in full of all outstanding Warrants and will cause appropriate evidence of ownership of such shares of Common Stock or other securities to be delivered to the Warrant Agent upon its request for delivery of such, and all such shares of Common Stock or other securities shall, at all times, be duly approved for listing, subject to official notice of issuance, on each securities exchange, if any, on which such shares of Common Stock of the Company or other securities are then listed.

                  SECTION 7.08. COMMON STOCK. The Company covenants that all shares of Common Stock or other securities of the Company that may be issued upon the exercise of the Warrants will, upon issuance, be (i) duly authorized, validly issued, fully paid and nonassessable, (ii) free from preemptive and any other similar rights, (iii) free from any taxes, liens, charges or security interests with respect thereto and (iv) included for trading on each securities exchange, if any, on which such shares of Common Stock or other securities are then listed.

                                  ARTICLE VIII

         ACKNOWLEDGMENTS, REPRESENTATIONS AND WARRANTIES OF THE HOLDERS

                  SECTION 8.01. ACKNOWLEDGMENTS BY HOLDERS. Each Holder understands and acknowledges to the Company that:

                  (a) the offering and sale of the Warrants and Common Stock are not being registered under the Securities Act and are intended to be exempt from registration under the Securities Act by virtue of the provisions of Section 4(2) of the Securities Act;

                  (b) there is no existing public or other market for the Warrants and the Common Stock and there can be no assurance that such Holder will be able to sell or dispose of such Holder's Warrants or Common Stock;

                  (c) the Warrants and the Common Stock have not been registered under the Securities Act and must be held indefinitely unless they are subsequently registered under the Securities Act, the Securities Act permits such sale or such sale is permitted pursuant to an available exemption from such registration requirement;

                  (d) if any transfer of the Warrants and the Common Stock is to be made in reliance on an exemption under the Securities Act, the Company may require an opinion of counsel reasonably satisfactory to it that such transfer may be made pursuant to an exemption under the Securities Act; and

                  (e) the Warrants will have the legends contained on the forms thereof attached as exhibits thereto.

                  SECTION 8.02. REPRESENTATIONS AND WARRANTIES OF THE HOLDERS. Each Holder, severally and not jointly, represents and warrants to the Company that:

                  (a) the Warrants and the Common Stock to be acquired by it pursuant to the Warrant Agreement are being acquired for its own account, not as a nominee or agent for any other Person, and without a view to the distribution of such Warrants or Common Stock or any interest therein in violation of the Securities Act or any applicable state securities laws and it has not acquired the Warrants and will not acquire the Warrant Shares with a view towards a distribution in violation of the Securities Act and will not offer or sell any Warrants or Warrant Shares except pursuant to a registration statement that has been declared effective under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act;

                  (b) it is an "Accredited Investor" as such term is defined in Regulation D under the Securities Act and has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Warrants and the Common Stock, and it is capable of bearing the economic risks of such investment and is able to bear a complete loss of its investment in the Warrants and the Common Stock;

                  (c) it has been provided, to its satisfaction, the opportunity to ask questions concerning the terms and conditions of the issuance of the Warrants and the Common Stock, has had all such questions answered to its satisfaction and has been supplied all additional information as it has requested; and

                  (d) the execution, delivery, and performance of this Agreement and the Warrant Agreement are within such Holder's powers (corporate or otherwise) and have been duly authorized by all requisite action (corporate or otherwise).

                                   ARTICLE IX

                                  MISCELLANEOUS

                  SECTION 9.01. AMENDMENT. This Agreement and the terms of the Warrants may be amended by the Company and the Warrant Agent, without the consent of the holder of any Warrant Certificate, for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective or inconsistent provision contained herein or therein, or to effect any assumptions of the Company's obligations hereunder and thereunder by a successor corporation under the circumstances described in Section 5.01(d) hereof or in any other manner that the Company may deem necessary or desirable and that shall not adversely affect the interests of the holders of the Warrant Certificates.

                  The Company and the Warrant Agent may modify this Agreement and the terms of the Warrants with the consent of the holders of not less than a majority in number of the then outstanding Warrants for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the holders of the outstanding Warrants; PROVIDED, HOWEVER, that no such modification that decreases the Exercise Rate, reduces the period of time during which the Warrants are exercisable hereunder, otherwise materially and adversely affects the exercise rights of the holders of the Warrants, reduces the percentage required for modification, or effects any change to this Section 9.01 may be made with respect to an outstanding Warrant without the consent of the holder of such Warrant. Notwithstanding any other provision of this Agreement, the Warrant Agent's consent must be obtained regarding any supplement or amendment which alters the Warrant Agent's rights or duties (it being expressly understood that the foregoing shall not be in derogation of the right of the Company to remove the Warrant Agent in accordance with Section 6.03 hereof).

                  Any modification or amendment made in accordance with this Agreement will be conclusive and binding on all present and future holders of Warrant Certificates whether or not they have consented to such modification or amendment or waiver and whether or not notation of such modification or amendment is made upon such Warrant Certificates. Any instrument given by or on behalf of any holder of a Warrant Certificate in connection with any consent to any modification or amendment will be conclusive and binding on all subsequent holders of such Warrant Certificate.

                  SECTION 9.02. NOTICES AND DEMANDS TO THE COMPANY AND WARRANT AGENT. If the Warrant Agent shall receive any notice or demand addressed to the Company by the holder of a Warrant Certificate pursuant to the provisions hereof or of the Warrant Certificates, the Warrant Agent shall promptly forward such notice or demand to the Company.

                  SECTION 9.03. ADDRESSES FOR NOTICES TO PARTIES AND FOR TRANSMISSION OF DOCUMENTS. All notices hereunder to the parties hereto shall be deemed to have been given when sent by certified or registered mail, postage prepaid, or by facsimile transmission, confirmed by first class mail, postage prepaid, addressed to any party hereto as follows:

                  To the Company:

                  Orius Corp.
                  c/o North American Tel-Com Group, Inc.
                  1401 Forum Way
                  Suite 400
                  West Palm Beach, FL  33401
                  Facsimile No.:  (571) 687-8300
                  Attention:  Robert E. Agres

                  with copies to:

                  H.I.G. Capital Management
                  1001 Brickell Bay Drive
                  Suite 2708
                  Miami, FL  33131
                  Facsimile No.:  (305) 379-2013
                  Attention:  Douglas F. Berman

                  Holland & Knight LLP
                  One East Broward Blvd.
                  Ft. Lauderdale, FL  33301
                  Facsimile No.:  (954) 463-2030
                  Attention:  Donn A. Beloff, Esq.

                  White & Case LLP
                  First Union Financial Center
                  200 South Biscayne Boulevard
                  Miami, FL  33131
                  Facsimile No.:  (305) 358-5744
                  Attention:  Jorge Freeland

                  To the Warrant Agent:

                  PNC Bank, National Association
                  One PNC Plaza
                  249 Fifth Avenue
                  Pittsburgh, PA  15222
                  Facsimile No.:  (412) 705-0984
                  Attention:  James A. Fink

                  with copies to:

                  Kirkpatrick & Lockhart, LLP
                  1500 Oliver Building
                  Pittsburgh, PA  15222
                  Facsimile No.:  (412) 355-6730
                  Attention:  Charles E. Harris

or at any other address of which either of the foregoing shall have notified the other in writing.

                  SECTION 9.04. NOTICES TO HOLDERS. Notices to holders of Warrants shall be mailed to such holders at the addresses of such holders as they appear in the Warrant Register. Any such notice shall be sufficiently given if sent by first-class mail, postage prepaid.

                  SECTION 9.05. APPLICABLE LAW. THE VALIDITY, INTERPRETATION AND PERFORMANCE OF THIS AGREEMENT AND EACH WARRANT CERTIFICATE ISSUED HEREUNDER AND OF THE RESPECTIVE TERMS AND PROVISIONS THEREOF SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

                  SECTION 9.06. PERSONS HAVING RIGHTS UNDER AGREEMENT. Nothing in this Agreement expressed or implied and nothing that may be inferred from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company, the Warrant Agent and the holders of the Warrant Certificates any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement hereof; and all covenants, conditions, stipulations, promises and agreements in this Agreement contained shall be for the sole and exclusive benefit of the Company and the Warrant Agent and their successors and of the holders of the Warrant Certificates.

                  SECTION 9.07. HEADINGS. The descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                  SECTION 9.08. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

                  SECTION 9.09. INSPECTION OF AGREEMENT. A copy of this Agreement shall be available during regular business hours at the principal corporate trust office of the Warrant Agent, for inspection by the holder of any Warrant Certificate. The Warrant Agent may require such holder to submit his Warrant Certificate for inspection by it.

                            [Signature Pages Follow]

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

                                     ORIUS CORP.


                                     By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                     PNC BANK, NATIONAL ASSOCIATION,
                                       as Warrant Agent


                                     By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                     MERRILL LYNCH, PIERCE, FENNER & SMITH
                                     INCORPORATED, as Joint Lead Arranger and
                                     Syndication Agent


                                     By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                     PNC BANK, NATIONAL ASSOCIATION,
                                     as Joint Lead Arranger and Administrative
                                     Agent and as a Lender


                                     By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT A

                          [FORM OF WARRANT CERTIFICATE]

                                     [FACE]

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR SECURITY) ONLY:

         (A) TO THE COMPANY,

         (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT,

         (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A,

         (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT,

         (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPHS (a)(1), (a)(2), (a)(3) OR (a)(7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR", FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR

         (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT,

SUBJECT TO THE COMPANY'S RIGHT IN ITS SOLE DISCRETION PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF A WRITTEN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY, AND IN EACH OF THE FOREGOING CASES, THE DELIVERY OF A COMPLETED CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY BY THE TRANSFEROR TO THE COMPANY AND THE WARRANT AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

No. [   ]                                                   [   ] Warrants

                               WARRANT CERTIFICATE

                                   ORIUS CORP.

                  This Warrant Certificate certifies that [ ], or registered assigns, is the registered holder of [ ] Warrants (the "WARRANTS") to purchase shares of Common Stock, $0.0001 par value per share (the "COMMON STOCK"), of ORIUS CORP., a Delaware corporation (the "COMPANY"). Each Warrant entitles the holder to purchase from the Company at any time from 9:00 a.m. New York City time on or after the occurrence of an Exercise Event until 5:00 p.m., New York City time, on March 31, 2009 (the "EXPIRATION DATE"), one fully paid and nonassessable share of Common Stock (a "WARRANT SHARE", or, if adjusted, the "WARRANT SHARES", which may also include any other securities or property purchasable upon exercise of a Warrant, such adjustment and inclusion each as provided in the Warrant Agreement) at the exercise price (the "EXERCISE PRICE") of $0.01 per Warrant upon surrender of this Warrant Certificate and payment of the Exercise Price at any office or agency maintained for that purpose by the Company (the "WARRANT AGENT OFFICE"), subject to the conditions set forth herein and in the Warrant Agreement. Notwithstanding the foregoing, a Warrant may also be exercised solely by the surrender of the Warrant, and without the payment of the Exercise Price in cash, for such number of Warrant Shares equal to the product of (1) the number of Warrant Shares for which such Warrant is exercisable with payment of the Exercise Price as of the date of exercise and
(2) the Cashless Exercise Ratio. For purposes of this Warrant, the "CASHLESS EXERCISE RATIO" shall equal a fraction, the numerator of which is the excess of the Current Market Value of the Common Stock on the date of exercise (calculated as set forth in Section 5.01(n) of the Warrant Agreement) over the Exercise Price Per Share as of the date of exercise and the denominator of which is the Current Market Value of the Common Stock on the date of exercise (calculated as set forth in Section 5.01(n) of the Warrant Agreement). An exercise of a Warrant in accordance with the immediately preceding sentences is herein called a "CASHLESS EXERCISE." Upon surrender of a Warrant Certificate representing more than one Warrant in connection with the Holder's option to elect a Cashless Exercise, the number of Warrant Shares deliverable upon a Cashless Exercise shall be equal to the number of Warrants that the Holder specifies is to be exercised pursuant to a Cashless Exercise multiplied by the Cashless Exercise Ratio. All provisions of this Agreement shall be applicable with respect to an exercise of a Warrant Certificate pursuant to a Cashless Exercise for less than the full number of Warrants represented thereby.

                  "EXERCISE EVENT" means, with respect to each Warrant as to which such event is applicable (but not with respect to any other Warrant), the date of the earliest of: (1) the seventh day prior to the occurrence of a Change of Control, (2) the consummation of a Public Equity Offering and (3) the 180th day prior to March 31, 2004.

                  To the extent an exercise of a Warrant is not in effect through the Cashless Exercise, the Exercise Price shall be payable by certified check or official bank check or by such other means as is acceptable to the Company in the lawful currency of the United States of America which as of the time of payment is legal tender for payment of public or private debts. The Company has initially designated the principal corporate trust office of the Warrant Agent in The City of Pittsburgh, as the initial Warrant Agent Office. The number of Warrant Shares issuable upon exercise of the Warrants

("EXERCISE RATE") is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

                  Any Warrants not exercised on or prior to 5:00 p.m., New York City time, on March 31, 2009 shall expire and thereafter be void.

                  Reference is hereby made to the further provisions on the reverse hereof which provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Warrant Certificate shall not be valid unless authenticated by the Warrant Agent, as such term is used in the Warrant Agreement.

                  All terms used herein but not defined herein have the meanings ascribed to such terms in the warrant agreement.

                  THIS WARRANT CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

                  WITNESS the seal of the Company and signatures of its duly authorized officers.

Dated:

                                      ORIUS CORP.


                                      By:
                                           -------------------------------------
                                           Name:
                                           Title:


Attest:


By:
         --------------------------
         Name:
         Title:

Certificate of Authentication:

This is one of the Warrants
referred to in the within
mentioned Warrant Agreement:

PNC BANK, NATIONAL ASSOCIATION,
  as Warrant Agent

By:
         -----------------------------
             Authorized Signatory

                          [FORM OF WARRANT CERTIFICATE]

                                    [REVERSE]

                                   ORIUS CORP.

                  The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring at 5:00 p.m., New York City time, on March 31, 2009, each of which represents the right to purchase at any time on or after the Exercisability Date (as defined in the Warrant Agreement) and on or prior to such date one share of Common Stock of the Company, subject to adjustment as set forth in the Warrant Agreement. The Warrants are issued pursuant to a Warrant Agreement dated as of February 26, 1999 (the "WARRANT AGREEMENT"), duly executed and delivered by the Company to PNC Bank, National Association, as Warrant Agent (the "WARRANT Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or holder" meaning the registered holders or registered holder) of the Warrants.

                  Warrants may be exercised by (i) surrendering at any Warrant Agent Office this Warrant Certificate with the form of Election to Exercise set forth hereon duly completed and executed and (ii) to the extent such exercise is not being effected through a Cashless Exercise, paying in full the Warrant Exercise Price for each such Warrant exercised and any other amounts required to be paid pursuant to the Warrant Agreement.

                  If all of the items referred to in the last sentence of the preceding paragraph are received by the Warrant Agent at or prior to 11:00 a.m., New York City time, on a Business Day, the exercise of the Warrant to which such items relate will be effective on such Business Day. If any items referred to in the last sentence of the preceding paragraph are received after 11:00 a.m., New York City time, on a Business Day, the exercise of the Warrants to which such item relates will be deemed to be effective on the next succeeding Business Day. Notwithstanding the foregoing, in the case of an exercise of Warrants on March 31, 2009, if all of the items referred to in the last sentence of the preceding paragraph are received by the Warrant Agent at or prior to 5:00 p.m., New York City time, on such Expiration Date, the exercise of the Warrants to which such items relate will be effective on the Expiration Date.

                  As soon as practicable after the exercise of any Warrant or Warrants, the Company shall issue or cause to be issued to or upon the written order of the registered holder of this Warrant Certificate, a certificate or certificates evidencing the Warrant Share or Warrant Shares to which such holder is entitled, in fully registered form, registered in such name or names as may be directed by such holder pursuant to the Election to Exercise, as set forth on the reverse of this Warrant Certificate. Such certificate or certificates evidencing the Warrant Share or Warrant Warrant Shares shall be deemed to have been issued and any persons who are designated to be named therein shall be deemed to have become the holder of record of such Warrant Share or Warrant Shares as of the close of business on the date upon which the exercise of this Warrant was deemed to be effective as provided in the preceding paragraph.

                  The Company will not be required to issue fractional shares of Common Stock upon exercise of the Warrants or distribute Warrant Share certificates that evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, there shall be paid to the registered Holder of this Warrant Certificate at the time such Warrant Certificate is exercised an amount in cash equal to the same fraction of the Current Market Value (as defined in the Warrant Agreement) per share on the Business Day preceding the date this Warrant Certificate is surrendered for exercise.

                  Warrant Certificates, when surrendered at any office or agency maintained by the Company for that purpose by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged for a new Warrant Certificate or new Warrant Certificates evidencing in the aggregate a like number of Warrants, in the manner and subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

                  Upon due presentment for registration of transfer of this Warrant Certificate at any office or agency maintained by the Company for that purpose, a new Warrant Certificate evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

                  The Company and the Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

                  The term "BUSINESS DAY" shall mean any day on which (i) banks in New York City, (ii) the principal national securities exchange or market on which the Common Stock is listed or admitted to trading and (iii) the principal national securities exchange or market on which the Warrants are listed or admitted to trading are open for business.

                         (FORM OF ELECTION TO EXERCISE)

(To be executed upon exercise of Warrants on the Exercise Date)


                  The undersigned hereby irrevocably elects to exercise [ ] of the Warrants represented by this Warrant Certificate and purchase the whole number of Warrant Shares issuable upon the exercise of such Warrants and herewith tenders payment for such Warrant Shares in the amount of $[ ] in cash or by certified or official bank check, in accordance with the terms hereof. In lieu of payment of the cash exercise price, the holder hereof is electing to exercise [ ] Warrants pursuant to a Cashless Exercise (as defined in the Warrant Agreement) for [ ] shares of Common Stock at the current Cashless Exercise Ratio. The undersigned requests that a certificate representing such Warrant Shares be registered in the name of ______________________ whose address is _____________________________ and that such certificate be delivered to
___________________________ whose address is __________________________. Any cash payments to be paid in lieu of a fractional Warrant Share should be made to __________________ whose address is ________________________ and the check representing payment thereof should be delivered to ______________________ whose address is ______________________.

                  Dated:

                  Name of holder of
                  Warrant Certificate:
                                        --------------------------------
                                                (Please Print)

                  Tax Identification or
                  Social Security Number:
                                           -----------------------------

                  Address:
                            --------------------------------------------

                            --------------------------------------------

                  Signature:
                             -------------------------------------------

                                    Note:   The above signature must correspond
                                            with the name as written upon the
                                            face of this Warrant Certificate in
                                            every particular, without alteration
                                            or enlargement or any change
                                            whatever and if the certificate
                                            representing the Warrant Shares or
                                            any Warrant Certificate representing
                                            Warrants not exercised is to be
                                            registered in a name other than that
                                            in which this Warrant Certificate is
                                            registered, or if any cash payment
                                            to be paid in lieu of a fractional
                                            share is to be made to a person
                                            other than the registered holder of
                                            this Warrant Certificate, the
                                            signature of the holder hereof must
                                            be guaranteed as provided in the
                                            Warrant Agreement.


Dated:

                  Signature:
                             -----------------------------------------

                                    Note:   The above signature must correspond
                                            with the name as written upon the
                                            face of this Warrant Certificate in
                                            every particular, without alteration
                                            or enlargement or any change
                                            whatever.

                  Signature Guaranteed:
                                         -----------------------------